AMENDMENT NO. 13
                                       TO
                     ALLTEL CORPORATION PROFIT-SHARING PLAN
                          (January 1, 1994 Restatement)



             WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Profit-Sharing Plan, as amended and restated effective January 1, 1994, and subsequently further amended, (the "Plan"); and

             WHEREAS, the Company desires further to amend the Plan;

             NOW, THEREFORE, the Company hereby amends the Plan in the respects hereinafter set forth.

             1. Effective as of September 16, 1999, Section 9.04 of the Plan is amended by adding a new subsection (z) at the end thereof to provide as follows:

             (z) In determining Years of Eligibility Service for an Employee who was an employee of Advanced Information Resources, LTD. ("AIR") immediately prior to September 16, 1999, and became an Employee on September 16, 1999, the Employee's period or periods of employment with AIR prior to September 16, 1999 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

             2. Effective as of October 25, 1999, Section 9.04 of the Plan is amended by adding a new subsection (aa) at the end thereof to provide as follows:

             (aa) In determining Years of Eligibility Service for an Employee who was an employee of ACE USA Software Sciences ("ACE") immediately prior to October 25, 1999, and became an Employee on October 25, 1999, the Employee's period or periods of employment with ACE prior to October 25, 1999 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.


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             3.  Effective as of November 11, 1999, Section 9.04 of the Plan is
amended by adding a new subsection (bb) at the end thereof to provide as follows:

             (bb) In determining Years of Eligibility Service for an Employee who was an employee of ACE USA Software Sciences ("ACE") immediately prior to November 11, 1999, and became an Employee on November 11, 1999, the Employee's period or periods of employment with ACE prior to November 11, 1999 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

             4. Effective as of January 1, 2000, Section 9.04 of the Plan is amended by adding a new subsection (cc) at the end thereof to provide as follows:

             (cc) In determining Years of Eligibility Service for an Employee who was an employee of Southern Data Systems, Inc. ("SDS") immediately prior to October 1, 1999, and became an Employee on October 1, 1999, and who was an Employee on January 1, 2000, the Employee's period or periods of employment with SDS prior to October 1, 1999 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

             5. Effective as of January 1, 2000, Section 9.04 of the Plan is amended by adding a new subsection

             (dd)   at the end thereof to provide as follows:

             (dd) In determining Years of Eligibility Service for an Employee who was an employee of WestGroup Management Resources, Inc.("WestGroup") immediately prior to December 20, 1999, and became an Employee on December 20, 1999, and who was an Employee on January 1, 2000, the Employee's period or periods of employment with WestGroup prior to December 20, 1999 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service


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

                    under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

             6. Effective as of September 16, 1999, Section 9.05 of the Plan is amended by adding a new subsection (z) at the end thereof to provide as follows:

            (z) In determining Years of Vesting Service for an Employee who was an employee of Advanced Information Resources, LTD. ("AIR") immediately prior to September 16, 1999, and became an Employee on September 16, 1999, the Employee's period or periods of employment with AIR prior to September 16, 1999 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Vesting Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Vesting Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

             7. Effective as of October 25, 1999, Section 9.05 of the Plan is amended by adding a new subsection (aa) at the end thereof to provide as follows:

             (aa) In determining Years of Vesting Service for an Employee who was an employee of ACE USA Software Sciences ("ACE") immediately prior to October 25, 1999, and became an Employee on October 25, 1999, the Employee's period or periods of employment with ACE prior to October 25, 1999 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Vesting Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Vesting Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

             8. Effective as of November 11, 1999, Section 9.05 of the Plan is amended by adding a new subsection (bb) at the end thereof to provide as follows:

             (bb) In determining Years of Vesting Service for an Employee who was an employee of ACE USA Software Sciences ("ACE") immediately prior to November 11, 1999, and became an Employee on November 11, 1999, the Employee's period or periods of employment with ACE prior to November 11, 1999 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Vesting Service. Notwithstanding any other provision of the


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

                    Plan, there shall be no duplication of Years of Vesting Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

             9. Effective as of January 1, 2000, Section 9.05 of the Plan is amended by adding a new subsection (cc) at the end thereof to provide as follows:

             (cc) In determining Years of Vesting Service for an Employee who was an employee of Southern Data Systems, Inc. ("SDS") immediately prior to October 1, 1999, and became an Employee on October 1, 1999, and who was an Employee on January 1, 2000, the Employee's period or periods of employment with SDS prior to October 1, 1999 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Vesting Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Vesting Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

             10. Effective as of January 1, 2000, Section 9.05 of the Plan is amended by adding a new subsection (dd) at the end thereof to provide as follows:

             (dd) In determining Years of Vesting Service for an Employee who was an employee of WestGroup Management Resources, Inc. ("WestGroup") immediately prior to December 20, 1999, and became an Employee on December 20, 1999, and who was an Employee on January 1, 2000, the Employee's period or periods of employment with WestGroup prior to December 20, 1999 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Vesting Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Vesting Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

             11. Effective as of September 16, 1999, Section 13.05 of the Plan is amended by adding a new subsection (kk) at the end thereof to provide as follows:

             (kk)   Each person who

                     (i) was an active employee of Advanced Information Resources, LTD. and became an Employee on September 16, 1999;


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


                    (ii) met the eligibility requirements to become a Participant on or before the last day of the 1999 Plan Year; and

                    (iii) is not otherwise eligible for an allocation of
                          Employer Contribution for the 1999 Plan Year under
                          Section 13.04;

                    shall receive an allocation of Employer Contribution for the 1999 Plan Year as provided in this subsection (kk), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1999 Plan Year and the denominator of which is three hundred sixty-five
                    (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1999 Plan Year and shall be allocated among the Participants in such Region as provided in
                    Section 13.04, but without regard to the requirement that a Participant have a Year of Participation. Notwithstanding the provisions of Section 13.04, any Participant who would receive an allocation of Employer Contribution under this subsection (kk) but for his transfer of employment prior to December 31, 1999, shall be deemed to be in the Region including the Participants eligible under this subsection (kk) for the 1999 Plan Year.

             12. Effective as of October 25, 1999, Section 13.05 of the Plan is amended by adding a new subsection (ll) at the end thereof to provide as follows:

             (ll)   Each person who

                     (i) was an active employee of ACE USA Software Sciences and became an Employee on October 25, 1999;

                    (ii) met the eligibility requirements to become a Participant on or before the last day of the 1999 Plan Year; and

                    (iii) is not otherwise eligible for an allocation of Employer Contribution for the 1999 Plan Year under
                           Section 13.04;

                    shall receive an allocation of Employer Contribution for the 1999 Plan Year as provided in this subsection (ll), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled


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

                    Group completed by the Participant in the 1999 Plan Year and the denominator of which is three hundred sixty-five
                    (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1999 Plan Year and shall be allocated among the Participants in such Region as provided in
                    Section 13.04, but without regard to the requirement that a Participant have a Year of Participation. Notwithstanding the provisions of Section 13.04, any Participant who would receive an allocation of Employer Contribution under this subsection (ll) but for his transfer of employment prior to December 31, 1999, shall be deemed to be in the Region including the Participants eligible under this subsection (ll) for the 1999 Plan Year.

             13. Effective as of November 11, 1999, Section 13.05 of the Plan is amended by adding a new subsection (mm) at the end thereof to provide as follows:

             (mm)   Each person who

                     (i) was an active employee of ACE USA Software Sciences and became an Employee on November 11, 1999;

                    (ii) met the eligibility requirements to become a Participant on or before the last day of the 1999 Plan Year; and

                    (iii) is not otherwise eligible for an allocation of Employer Contribution for the 1999 Plan Year under
                           Section 13.04;

                    shall receive an allocation of Employer Contribution for the 1999 Plan Year as provided in this subsection (mm), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1999 Plan Year and the denominator of which is three hundred sixty-five
                    (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1999 Plan Year and shall be allocated among the Participants in such Region as provided in
                    Section 13.04, but without regard to the requirement that a Participant have a Year of Participation. Notwithstanding the provisions of Section 13.04, any Participant who would receive an allocation of Employer Contribution under this subsection (mm) but for his transfer of employment prior to December 31, 1999, shall


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
                    be deemed to be in the Region including the Participants eligible under this subsection (mm) for the 1999 Plan Year.

             14. Effective as of December 1, 1999, Section 13.05 of the Plan is amended by adding a new subsection (nn) at the end thereof to provide as follows:

             (nn)   Each person who

                     (i) was an active employee of BancWest Corporation of Honolulu, Hawaii and became an Employee on December 1, 1999;

                    (ii) met the eligibility requirements to become a Participant on or before the last day of the 1999 Plan Year; and

                    (iii) is not otherwise eligible for an allocation of
                          Employer Contribution for the 1999 Plan Year under
                          Section 13.04;

                    shall receive an allocation of Employer Contribution for the 1999 Plan Year as provided in this subsection (nn), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1999 Plan Year and the denominator of which is three hundred sixty-five
                    (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1999 Plan Year and shall be allocated among the Participants in such Region as provided in
                    Section 13.04, but without regard to the requirement that a Participant have a Year of Participation. Notwithstanding the provisions of Section 13.04, any Participant who would receive an allocation of Employer Contribution under this subsection (nn) but for his transfer of employment prior to December 31, 1999, shall be deemed to be in the Region including the Participants eligible under this subsection (nn) for the 1999 Plan Year.


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         IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 29 day of December, 1999.



                                          ALLTEL CORPORATION




                                          By: /s/Joe T. Ford
                                             -----------------------------------
                                                Title:




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